UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2019

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.  Other Events.

During the week of July 15, 2019 through July 19, 2019, FuelCell Energy, Inc. (the “Company”) raised aggregate gross proceeds, before deducting commissions and any offering-related expenses, of approximately $12.7 million under its previously announced “at-the-market” equity program. The Company issued a total of approximately 33.3 million shares during the week of July 15 through July 19 at an average sale price of $0.38 per share.  The sales were completed pursuant to the At Market Issuance Sales Agreement (the “Sales Agreement”) between the Company, B. Riley FBR, Inc. and Oppenheimer & Co. Inc., dated June 13, 2018, which the Company filed as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2018.

The shares sold under the Sales Agreement were issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No 333-215530), previously filed with the SEC on January 12, 2017, and declared effective by the SEC on February 24, 2017. A prospectus supplement related to the Company’s at the market equity program was also filed with the SEC on June 13, 2018. This Current Report on Form 8-K does not constitute and shall not constitute an offer to sell or the solicitation of an offer to buy shares of the Company’s common stock, nor shall there be any sale of shares of the Company’s common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

As of July 19, 2019, the Company may sell up to approximately $29.3 million of common stock under its at the market equity program, subject to contractual requirements, trading windows and market conditions.

As of July 19, 2019, there were 107,735,175 shares of common stock of the Company, par value $0.0001 per share, outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 22, 2019	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer